ISTA Pharmaceuticals®

ISTA

The vision to see past tomorrow

2012 Guidance and Pipeline Update January 4, 2012 Exhibit 99.2

ISTA PHARMACEUTICALS

• ISTA’s Track Record of Success
– 2011: Solid Commercial and Pipeline Progress
– Attractive portfolio of highly valuable assets
• ISTA’s Financial Strategy and Outlook
– 2012 Guidance
– Delivering Value - Looking to 2015 and Beyond
• ISTA Exploring Strategic Options
• Q&A
Agenda
Agenda

ISTA PHARMACEUTICALS

Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein are “forward-looking”
statements (as such term is defined in the Private Securities
Litigation Reform Act of 1995).  Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.
Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, failure to initiate clinical studies, failure to achieve positive results in clinical trials, failure to receive market clearance from regulatory agencies, and those risks and
uncertainties discussed in filings made by ISTA Pharmaceuticals, Inc., with the Securities and Exchange Commission.
NON-GAAP FINANCIAL MEASURES-
ISTA believes the metric "adjusted cash net income (loss) and adjusted cash EPS excluding non-cash interest expense, stock option expense and non-cash warrant valuation adjustments," are useful financial measures for investors in evaluating the Company's performance for the periods presented. ISTA’s management believes the presentation of these non-GAAP financial measures provides useful information to the Company and to investors regarding ISTA’s results of operations as these non-GAAP financial measures allow better evaluation of ongoing business performance. These metrics, however, are not a measure of financial performance under accounting principles generally accepted in the United States (GAAP) and should not be considered a substitute for net  income (loss) or EPS in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies. The company historically has included a full reconciliation of net income (loss) to adjusted cash net income (loss) in its press releases reporting quarterly financial results, and intends to include such reconciliation for the current period in its press release reporting the full financial results for 2011 after market close on
February 23, 2012.

ISTA PHARMACEUTICALS ISTA’s Track Record of Success and Strategic Vision ISTA’s Track Record of Success and Strategic Vision 4

ISTA PHARMACEUTICALS

ISTA’s Track Record
of Success
ISTA’s Track Record
of Success
• Third largest branded Rx eye care company in U.S.
– Thriving core Rx eye business, emerging Rx allergy franchise
• 5 Rx eye and allergy product approvals obtained in 6 years
– ISTALOL®, VITRASE®, XIBROM™, BEPREVE®, BROMDAY™
• Products are #1 or #2 in their markets, with market share growth potential
• Deep R&D pipeline of new product candidates
– Anticipate 5 new products < 5 years
• Solid IP position and strategy to enhance protection of core franchises
• Experienced management team and formidable specialty sales force: ~ 340 employees – over 60% are field based
• Achieved profitability in 2010 *
* On an adjusted cash net income basis
Rx = Prescription

ISTA PHARMACEUTICALS
2011 – Solid Commercial and
Pipeline Progress
2011 – Solid Commercial and
Pipeline Progress
• Preliminary unaudited revenues >$160 million, profitable*
• Highly successful switch from XIBROM to BROMDAY
• BEPREVE revenue and market share increased significantly
• Strong clinical pipeline progress, significant de-risking of programs
– PROLENSA™ Phase 3 successful
– BEPOMAX™ Phase 2 successful; BEPOSONE™ entering Phase 2
– OTC tear product formulated and successfully tested
– T-PRED™ path forward clarified
– Paper published on bromfenac adjunct therapy for AMD

*On an adjusted cash net income basis

ISTA

Bromday
Once Daily

BEPREVE

Istalol
Once Daily

Vitrase
(hyaluronidase injection)
Ovine
200
6 Single-Use Vials
(Nonpreserved)

ISTA PHARMACEUTICALS

Current Commercial Products
$300 Million Near-Term Potential Revenue
Current Commercial Products
$300 Million Near-Term Potential Revenue
BEPREVE®
Fast growing, twice-daily
prescription eye drop for
ocular itching associated
with allergic conjunctivitis
ISTALOL®
Leading once-daily beta-
blocker eye drop for the
treatment of glaucoma
VITRASE®
Leading spreading agent
used to enhance absorption
and dispersion of other
injected drugs
BROMDAY™
Only once-daily
prescription eye drop for
postoperative inflammation
and reduction of ocular
pain in patients who have
undergone cataract
extraction

ISTA PHARMACEUTICALS
Delivering Compelling  Value
BROMDAY
(Ocular pain & inflammation post cataract surgery,
Hatch-Waxman protection to Oct 2013)
• ONLY approved once-daily NSAID
• Launched Twin Pack
• Achieved #1 position in TRx dollars
• Est. 2011 NSAID market size $367mm
PROLENSA
(New formulation for ocular pain & inflammation
post cataract surgery, patent recently allowed)
• Superior safety profile of PROLENSA  Phase
3 studies
• Plan for 1H 2012 NDA filing, launch 2013
• 2015 market potential $500mm
• Achieved proof-of-concept
• Has robust potential in blockbuster AMD
market
• 2015 market potential $400mm
BROMFENAC Adjunct
(Candidate as adjunctive treatment for AMD, patent
pending)
• One of a few ophthalmology drugs to
achieve >$100mm in revenues
Highly regarded in
the ophthalmology
community
Portfolio of Assets
Unique Eye Care Franchise
Proprietary Bromfenac Franchise
High Strategic and Financial Value
XIBROM (discontinued Feb 2011)
(Ocular pain & inflammation post cataract surgery)
Years of safety &
efficacy data
Successful clinical
trials

Bromday

Based on Nov 2011 Twelve Month Rolling TRx$

DICLOFENAC 3%
OTHER 0%
BRANDED KETOROLAC 4%
GENERIC BROMFENAC 2%
NEVANAC 29%
GENERIC KETOROLAC 27%
XIBROM+ BROMDAY 35%

ISTA PHARMACEUTICALS

• BROMDAY October 2011 prescriptions equal
to highest level achieved by XIBROM
• Major new managed care account wins to
drive increased share
• Introduction of Twin Pack
– Has added about $4 to the net average sales
price (ASP)
– As of week of December 23, 5% of total
prescriptions (TRx) are Twin Pack
• No generic to BROMDAY until October 2013
– Planning  synchronized switch to
PROLENSA™ in 2013
• Three-year Hatch-Waxman exclusivity
• Patent through 2024 recently allowed.
Anticipated to issue 1H 2012
BROMDAY
TM
Convenient Once-Daily Dosing
BROMDAY
TM
Convenient Once-Daily Dosing
The ONLY approved once-daily Rx non-steroidal
anti-inflammatory (NSAID) eye drop for pain and
inflammation post-cataract surgery
Estimated NSAID 2011 Market Size TRx $: $367mm

BROMDAY Market Shares
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
33%
24%
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
BROMDAY TRX$ MS
BROMDAY TRX MS

ISTA PHARMACEUTICALS
BROMDAY Outlook Strong
Prescription Dollars Reflect Increasing Average Price
BROMDAY Outlook Strong
Prescription Dollars Reflect Increasing Average Price

Source – IMS Health Monthly NPA – All MDs
#1 in Total
Prescription
Dollars (TRx$)
Achieved 33%
TRx$ share in
only 13
months

ISTA PHARMACEUTICALS

PROLENSA
™
New Formula with Allowed and Patents Pending
Through 2024
PROLENSA
™
New Formula with Allowed and Patents Pending
Through 2024
• Bromfenac-based NSAID for ocular pain and inflammation
associated with cataract extraction – projected to replace BROMDAY
• Positive Phase 3 Study Results Reported Oct. 2011 – Clinical work done
– Lowest number of adverse events (of greater than 2%) vs. prior bromfenac trials
– Optimized, lower concentration formula enhances penetration into ocular tissues
• Plan to file NDA with FDA 1H 2012
• Launch by early 2013
– Will implement switch strategy similar to XIBROM to BROMDAY
– Complete switch before BROMDAY Hatch-Waxman exclusivity expires in Oct. 2013
• 2015 market potential: $500+ million
• Three-year Hatch-Waxman exclusivity through 2016
• Patent through 2024 recently allowed. Anticipated to issue 1H
2012;
Other pending
patents will extend protection further
Key bromfenac extension for cataract-based indication

ISTA PHARMACEUTICALS
Uncertainty Around Bromfenac
Franchise Resolved
Uncertainty Around Bromfenac
Franchise Resolved
• Can ISTA successfully convert XIBROM users to
BROMDAY?
• Will BROMDAY adoption be completed before
the launch of a generic?
• Is PROLENSA able to pass rigorous FDA clinical
trial testing?
• Will PROLENSA be approved before a generic
is launched?
• Will ISTA be able to successfully convert
existing BROMDAY users to PROLENSA?
• Will bromfenac receive patents to extend
PROLENSA’s life past Hatch-Waxman expiry?

ISTA’s recent success with the BROMDAY conversion and with positive Phase 3 results for
PROLENSA highlight the significant potential of the bromfenac franchise
Answers Questions
Yes, ISTA successfully completed the transition in
2011
Yes, ISTA quickly introduced BROMDAY, preventing a
generic competitor from capturing the market
Yes, ISTA successfully completed Phase 3 clinical
trials in October 2011
Yes, ISTA expects to file the PROLENSA NDA in early
2012, almost eighteen months in advance of a generic
Yes, previous experience successfully converting
XIBROM to BROMDAY has prepared ISTA for the
PROLENSA launch
Yes, one of the patents for PROLENSA should issue
1H 2012

ISTA PHARMACEUTICALS

Bromfenac Adjunct for AMD
Lower-Risk "Back of the Eye" Approach
Bromfenac Adjunct for AMD
Lower-Risk "Back of the Eye" Approach
•
Higher-concentration, new formulation of bromfenac
• For adjunctive treatment of age-related macular degeneration (AMD)
•
Paper published in Sept 2011 Issue of RETINA suggests bromfenac 0.09% (XIBROM), administered twice daily may have an additive effect when used with intravitreal ranibizumab (LUCENTIS®) in reducing retinal thickness in neovascular AMD
• Retrospective studies have shown the efficacy and safety of topical bromfenac along with intravitreal injections
•
Determining path forward with FDA as adjunctive therapy with intravitreal injections
•
2015 market potential: $400+ million
•
Patent through 2024 recently allowed. Other pending patent through 2028
Continued expansion of successful bromfenac franchise
* Improvement in visual acuity not demonstrated in this study   LUCENTIS® is a registered trademark of Genentech, a member of the Roche Group

ISTA PHARMACEUTICALS
Delivering  Near- and Long-term
Revenue Streams
BEPREVE
• Continues to take share in the
ophthalmic allergy market
• Major managed care formulary wins
• Leverages sales force for BROMDAY
BEPOMAX
• Positive Phase 2 data reported
• 2015 market potential $400mm
• Estimated launch 2015
• Potential  blockbuster drug. Nasal spray
market potential $2+ billion
• Seeking commercial partnership to
accelerate growth & provide access to
primary care MDs
BEPOSONE
Potentially long
patent protection.
Option to license
oral therapy
A Growing Prescription
Allergy  Portfolio
Proprietary Bepotastine Franchise
Proven Allergy Product with Robust Opportunities
Life cycle plan with
multiple product
opportunities
Lead product
strategically
positioned

(Fast-acting eye drops for ocular itching associated
with allergic conjunctivitis, patent issued)
(Single-agent antihistamine nasal spray for seasonal
allergic rhinitis, patents pending)
(Combination antihistamine & steroid nasal spray
seasonal allergic rhinitis, patents pending)

BEPREVE

Nov 2011 Rolling 12 Month TRx

EPINASTINE
3%
AZELASTINE
5%
ALL
OTHER
8%
LASTACAFT
2%
BEPREVE
5%
PATADAY
40%
PATANOL
37%

ISTA PHARMACEUTICALS

BEPREVE
®
Near-term tactical drivers in place
BEPREVE
®
Near-term tactical drivers in place
• Twice-daily antihistamine eye drop to treat
itching associated with allergic conjunctivitis
• 2011 revenues grew significantly
• Major new managed care formulary wins to
drive market share in 2012
– Currently #2 branded in NRx$ behind
Patanol/Pataday
– Sales force calls on only ½ the market; potential
for partnering
• Rx of BEPREVE generates 35-60% more
revenues than competitors due to larger
package size
• Patents to 2017 with extension expected to
2019
–
Additional patents pending through 2023
Patanol, Pataday and Lastacaft are trademarks of their respective owners
Opportunity for BEPREVE to Gain Additional Market Share
Estimated 2011 Allergy Market Size TRx $: $780 MM

ISTA PHARMACEUTICALS

BEPOMAX
Major Extension of Allergy Franchise
BEPOMAX
Major Extension of Allergy Franchise
• Single agent antihistamine nasal spray
• Active ingredient, bepotastine, already approved in Rx eye drop BEPREVE
• For treatment of seasonal allergic rhinitis
• Positive Phase 2 Study results reported April 2011
• Safety similar to placebo and other antihistamine nasal sprays
• Patented through 2017
– Pending patent through 2023
– Additional patent filed through 2031
Large Market Opportunity Exists
2015 Potential:  $400+ million

ISTA PHARMACEUTICALS

BEPOSONE ™
"Holy-Grail" Rx Nasal Allergy Product
BEPOSONE ™
"Holy-Grail" Rx Nasal Allergy Product
• Combination patented antihistamine / steroid
• Antihistamine, bepotastine, already approved in Rx eye drop BEPREVE
• For treatment of seasonal allergic rhinitis (SAR)
• Filed Investigational New Drug (IND) Q4 2011
• 4-armed Phase 2 Mountain Cedar Pollen study initiated January 2012
• To accelerate growth, seek marketing partner for access to primary care MDs
• Launch expected 2015
• Patented through 2017
– Pending patent through 2023
– Additional patents to be filed
Blockbuster Market Opportunity Exists
2015 Potential: $2+ Billion

ISTA PHARMACEUTICALS
BEPOSONE
Unique Combination and Approach
BEPOSONE
Unique Combination and Approach
•
Combination of proven antihistamine and approved corticosteroid is highly desired by seasonal allergy  patients and physicians alike
• The market has limited expected competition from other allergic rhinitis formulations
– The only late stage product currently in development is Dymista from Meda (Phase 3)
– Other products still in Phase 2 testing or earlier
•
ISTA has the opportunity to obtain 2 drug approvals out of the BEPOSONE registration clinical trials (BEPOMAX and BEPOSONE)
• Phase 2 Mountain Cedar pollen clinical trial is powered to prove all efficacy requirements from the drug combination rule
– All active drug treatments have to be better than placebo
– BEPOSONE has to be better than the BEPOMAX and steroid agents

- **BEPOMAX and BEPOSONE** will be selling into a **market with a combined size of $2.5 billion** by 2015
- BEPOMAX and BEPOSONE will be an **attractive partnering opportunity** with a number of large pharmaceutical companies interested in participating in this market
  - Appealing partnering terms already available at Phase 2 and improve for ISTA as more milestones are achieved
- When ISTA partners BEPOMAX / BEPOSONE, the Company will also be able to **negotiate an agreement for its other allergy treatment** BEPREVE and potentially T-PRED
  - Partnering agreement will allow ISTA to **market** the entire bepotastine franchise **to currently unserved primary care physicians**

ISTA PHARMACEUTICALS Partner Potential to Unlock Additional Upside Partner Potential to Unlock Additional Upside 19

Istalol
Once Daily

Vitrase
(hyaluronidase injection)
Ovine
200

ISTA PHARMACEUTICALS
ISTALOL and VITRASE
Other Market-Leading products
ISTALOL and VITRASE
Other Market-Leading products
• ISTALOL
– Market-leading, once-daily beta-blocker eye drop for glaucoma
– Growth through share gain and pricing
– 2010 market size: ~$180 million
– Patent protection to 2018
• VITRASE
– Injectable biologic spreading agent, hyaluronidase, used to enhance absorption and dispersion of other injected drugs
– Untapped future potential as a spreading agent in dermatology and for hyperdermoclysis
– 100% market share while competitors continue to deal with
manufacturing issues (likely through 2012)
– 2010 market size:  ~$13 million

ISTALOL & VITRASE:
2011 Revenues Expected to Approach $40 Million

ISTA PHARMACEUTICALS
OTC Eye Products
Expansion of Rx Business into High-
Operating Margin Consumer Cash Business
OTC Eye Products
Expansion of Rx Business into High-
Operating Margin Consumer Cash Business
• Over-the-Counter eye drops for treatment of dry eye and other ocular conditions
• OTC product developed and tested in 2011 during prescription dry eye Phase 3 studies
– Statistically significant improvements from patient baselines
• Complete stability testing - 1H 2012
• 2015 market potential:  $300 million
• Looking to acquire OTC business to jump-start launch

Existing sales force to drive practitioner-recommended sales

ISTA PHARMACEUTICALS
ISTA’s OTC Tear Formula
Results from Dry Eye Phase 3 Study
ISTA’s OTC Tear Formula
Results from Dry Eye Phase 3 Study
• Successfully treated severe dry eye disease (DED) subjects; a first for OTC tear formulations
• Reduced both sign and symptoms by approximately 30%
within 7 days of treatment (twice daily)
• Over 50% of patients responded to our OTC tear (compared
to 15% of subjects on Restasis after 6 months of treatment)

ISTA PHARMACEUTICALS

T-Pred
Promising Anti-Infective/Steroid
T-Pred
Promising Anti-Infective/Steroid
• Fixed combination prednisolone & tobramycin prescription eye drop
– Prednisolone by far the steroid of choice for the ophthalmic community
• For steroid-responsive inflammatory ocular conditions for which a corticosteroid is indicated and where superficial bacterial ocular infection or risk of infection exists
• Initiate Phase 3 trials 2H 2012
• 2015 market potential:  $150 million
• Potential primary care market opportunity
• Pending patent through 2025
Ideal supplemental product to leverage sales infrastructure

ISTA PHARMACEUTICALS
T-PRED
Upon Approval, New Entry to Market Long
Dominated by  Tobramycin /Dexamethasone
T-PRED
Upon Approval, New Entry to Market Long
Dominated by  Tobramycin /Dexamethasone
• Uveitis study showing that the prednisolone acetate in
combination is as effective as the reference product
• Allergic Conjunctivitis study showing that the prednisolone acetate in combination is as effective as the reference
product
• In-Vitro Antibiotic Kill Rate study showing that the
combination formula does not affect the tobramycin kill rate when tested against a panel of microorganisms

Path forward determined in recent FDA meeting

ISTA PHARMACEUTICALS

ISTA's Robust Near-Term Pipeline
Launches Drive Revenues to $500 by 2015*
ISTA's Robust Near-Term Pipeline
Launches Drive Revenues to $500 by 2015*
Candidates
Formulation Phase 1 Phase 2 Phase 3 2015 Est.
Market Size
OTC eye products
$300 million
PROLENSA
Low-concentration bromfenac
$500+ million
T-PRED
Antibiotic/steroid
$150 million
BEPOMAX
Bepotastine nasal spray
$400 million
BEPOSONE
Bepotastine/steroid
combo nasal spray
$2+ billion
Bromfenac Adjunct
for Age-related Macular
Degeneration
$400+ million
Allergic Rhinitis
Ocular Inflammation / Infection
* Includes BEPOMAX/BEPOSONE partnership
Ocular Inflammation & Pain
Dry eye
AMD
Allergic Rhinitis
Total Market Opportunity  >$3.5 billion

ISTA PHARMACEUTICALS

ISTA's 2012 Pipeline Milestones
to Drive Shareholder Value
ISTA's 2012 Pipeline Milestones
to Drive Shareholder Value
Product / Candidates Milestone Timing
OTC tear products for dry eye
Complete stability
Launch
1H
2H
PROLENSA™
Patent Issuance
File NDA
Approval
1H
1H
1H 2013
T-PRED™ Initiate Phase 3 studies 2H
BEPOSONE™
Complete Phase 2 Cedar
Pollen Study
1H

ISTA PHARMACEUTICALS

• ISTA’s Track Record of Success
– 2011: Solid Commercial and Pipeline Progress
– Attractive portfolio of highly valuable assets
• ISTA’s Financial Strategy and Outlook
– 2012 Guidance
– Delivering Value - Looking to 2015 and Beyond
• ISTA Exploring Strategic Options
• Q&A
Agenda
Agenda

ISTA PHARMACEUTICALS
ISTA’s Overarching
Financial Strategy
ISTA’s Overarching
Financial Strategy
•
Target above industry average
revenue growth
• Fund growth from internally generated cash flow – no financings anticipated excluding acquisitions
• Utilize disciplined investment in R&D at ~20% of net revenue
• Leverage SG&A down as net revenues grow
• Increase profitability & EBITDA
•
Excluding any acquisitions, be free of debt facility by end of 2013
• Areas of upside
– Expansion from pharmaceutical into over the counter products
– Potential for geographic expansion outside of U.S.
– Partner for primary care access
– Acquisitions or in-licenses

ISTA PHARMACEUTICALS
Business Development
External Value Creation
Business Development
External Value Creation
• Disciplined approach to evaluation of opportunities
• Rx Eye and Rx Allergy for growth and commercial synergy
– Acquire marketed or soon-to-be marketed products
– License late-stage products
– Partner for access to primary care physicians and consumer branding
• OTC Eye and Allergy for  growth without heavy R&D investment
– Acquire OTC business platform
– License and/or develop new OTC products
• Artificial tears
• Ocular vitamins
• Other

Goal – To Become $1 Billion Specialty Pharmaceutical Firm

ISTA PHARMACEUTICALS

ISTA’s 2012 Financial Guidance
ISTA’s 2012 Financial Guidance
* % of Net Revenues
** Adjusted Cash Net Income and EPS excludes non-cash warrant expense, non-cash interest expense and non-cash stock-based compensation expense
*** After debt payments of $21.5m and including reserves for XIBROM/BROMDAY royalties and bank line
2012 Net Revenues $180 - $195 million
Gross Margin* 75% - 77%
R&D* 19% - 22%
SG&A* 45% - 49%
Adjusted Cash Net Income**  $15 - $19 million
Adjusted EBIDTA $25 - $29 million
Adjusted Cash EPS** (53 mm shares)
$0.28 – $0.36 per share
Cash at 12/31/12*** > $100  million

ISTA PHARMACEUTICALS
2013 Targets
BROMDAY/PROLENSA $135 – $155 million
BEPREVE $100 – $120 million
ISTALOL & VITRASE $  40 – $  50 million
TOTAL NET REVENUES $275 – $325 million
Adjusted Cash EPS* > $1.00
Mid-Term Financial Outlook
Revenues Driven by Market Share Gains
Mid-Term Financial Outlook
Revenues Driven by Market Share Gains

* Excludes non-cash warrant expense, non-cash interest expense and non-cash stock-based compensation expense

ISTA PHARMACEUTICALS
• "5 in 5"
– 5 new product launches in next 5 years
• Rx Eye, Rx Allergy, Over-the-Counter
– Significantly de-risked pipeline with candidates approved previously in other indications
– $500 million in revenues by 2015
• Forecasted compounded 4-year (2011 – 2015) revenue growth rate ~35%
• Organic growth from current products drives majority of revenue growth
• Revenues include partnering for primary care access – BEPOMAX/BEPOSONE
• Accelerate revenue growth through:
– Establishment of OTC business de-risks future sales
– Licensing of late-stage assets
– Acquisition of marketed drugs

Delivering Value
Looking to 2015 and Beyond
Delivering Value
Looking to 2015 and Beyond

ISTA PHARMACEUTICALS

• ISTA’s Track Record of Success
– 2011: Solid Commercial and Pipeline Progress
– Attractive portfolio of highly valuable assets
• ISTA’s Financial Strategy and Outlook
– 2012 Guidance
– Delivering Value - Looking to 2015 and Beyond
• ISTA Exploring Strategic Options
• Q&A
Agenda
Agenda

ISTA PHARMACEUTICALS
ISTA Exploring Strategic
Options
ISTA Exploring Strategic
Options
• ISTA’s Board of Directors decided in December 2011 to
explore strategic options for the company, including but not limited to:
– Acquisition by or merger with another company
– Acquisition of Rx or OTC business by ISTA
– Partnering to reach larger audiences
• Engaged Greenhill & Co. to explore options

ISTA PHARMACEUTICALS

ISTA's Recent Achievements Position the
Company for Long-Term Success
ISTA's Recent Achievements Position the
Company for Long-Term Success
• De-risking of pipeline via positive PROLENSA Phase 3 and BEPOMAX Phase 2 trials
• A more defined plan to transition the bromfenac franchise
• OTC tear product formulated and successfully tested
• T-PRED path forward clarified with FDA
• Positive preliminary studies on Bromfenac with Lucentis® over Lucentis® alone as a treatment for AMD
• Greater clarity into BEPOMAX / BEPOSONE development
• Significant growth in market size and share for BEPREVE
• Progress on a number of patents for the bromfenac franchise and BEPREVE
LUCENTIS® is a registered trademark of Genentech, a member of the Roche Group
Over the past year, ISTA has gone through a number of critical changes that have reduced financial and operating risk while maintaining and enhancing growth prospects

ISTA PHARMACEUTICALS

Valeant Approach Timeline
Valeant Approach Timeline
September October November December
Valeant first expresses
interest in acquiring ISTA in
a CEO to CEO conversation
as well as a Board member
to Board member
conversation
Nov. 23   : Valeant sends letter
outlining non-binding proposal to
buy ISTA for $6.50 per share in cash;
ISTA commences review and analysis
with financial & legal advisors
Non-structured discussions
continue; no formal indication
of value, but 100% premium
suggested when ISTA’s price
was at ~$4.00 per share
Dec. 2    : ISTA advises
Valeant that it is
reviewing non-binding
proposal with advisors;
commits to formal
response by mid-
December
Dec.12   : Valeant
reiterates interest,
asks for formal
response by
December 16
Dec. 14   : ISTA
Board rejects
proposal as
grossly inadequate
Dec.16   : Valeant
makes its proposal
public with a
deadline of Jan
31   ; ISTA reaffirms
rejection publicly
rd
th
th
st
th nd
th

ISTA PHARMACEUTICALS
ISTA Response
ISTA Response
• Upon receipt of Valeant's proposal on November 23  , ISTA with the help of its advisors, concluded that the proposal was grossly inadequate
– ISTA responded to Valeant privately on December 14  reiterating that the offer failed to appreciate the intrinsic value of the Company
• Two days later Valeant made its proposal public and ISTA's Board confirmed its rejection of the proposal
– Board focused on its fiduciary obligations to maximize shareholder value rd
th

ISTA PHARMACEUTICALS
3.83x
3.86x
2.10x
1.79x
0.00x
1.00x
2.00x
3.00x
4.00x
5.00x
EV / LTM Revenue EV / 2012E Revenue
Specialty Pharmaceutical Index Median Implied ISTA Multiples at Valeant Proposal
Valeant’s Proposal Undervalues
ISTA
Valeant’s Proposal Undervalues
ISTA

• Valeant’s proposal of $6.50 per share implies a multiple of 2.10x LTM revenue and 1.79x
2012E revenue
• Valeant’s proposal fails to adequately compensate ISTA shareholders
– It does not reflect current multiples of ISTA's peer group
– It does not include a premium for a rare ophthalmic asset
– It does not recognize the meaningful synergy value that exists with Valeant, as well as many other possible partners
Valeant’s proposal fails to adequately compensate ISTA’s shareholders
Discount: 45.2%
Discount: 53.6%
Source: IBES estimates
Note: Specialty Pharmaceutical Index includes Allergan, Auxilium, Endo, Jazz, QLT, Regeneron, Salix, Shire, Valeant, ViroPharma,Warner Chilcott and Watson
EV / Revenue

EV / LTM Revenue
6.00x
5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
Valeant Proposal
3.20x
Discount: 34.4%
3.20x
Discount: 34.4%
5.40x
Discount: 61.1%
5.40x
Discount: 61.1%
Specialty Pharmaceutical Median
Inspire Pharmaceuticals
Ophthalmic Sector Median
Aton Pharma Inc.

ISTA PHARMACEUTICALS

Valeant’s Bid is at a Significant Discount to
Relevant Precedent Transactions
Valeant’s Bid is at a Significant Discount to
Relevant Precedent Transactions
• Valeant’s proposal of $6.50 per share implies a multiple of 2.10x LTM revenue
•
This reflects a discount of 34% and 61% to the median precedent specialty pharma and ophthalmic pharma transaction multiples, respectively
• Merck’s recent acquisition of Inspire Pharmaceuticals is the closest comparable precedent transaction
–
Valeant’s proposal represents a 34% discount
to the multiple Merck paid for Inspire
• Valeant’s acquisition of Aton Pharma, which owns a number of generic ophthalmic pharmaceutical products, provides another relevant precedent
–
Valeant’s proposal for ISTA represents a 61% discount to the Aton Pharma multiple of 5.4x LTM revenue
Source: Capital IQ, Company filings
1) Includes announced and closed transactions between $100 million and $1 billion with U.S. specialty pharmaceutical targets and selected ophthalmology targets inthe lastthree years
2) Multiple assumes transaction value is net of cash. At transaction value of $430 million reported by Merck on 4/05/2011 multiple is 4.1x LTM revenue
3) Selected ophthalmology transactions within the last three years
Discount: 61.1% Discount: 61.1%
Discount: 34.4% Discount: 34.4%
EV / LTM Revenue
(2) (1) (3)

ISTA PHARMACEUTICALS
ISTA is a More Attractive Company
than Inspire
ISTA is a More Attractive Company
than Inspire

Valeant’s offer fails to provide a fair value for ISTA
($ in millions) ISTA Inspire
Marketed
Products
• Bromfenac franchise - exclusivity until 2013
• BEPREVE - patented until 2017
• ISTALOL - patented until 2018
• VITRASE - off-patent
2011E
Revenue
>$90
>$27
>$28
>$15
• AzaSite® - patented until 2019
• Elestat® - off-patent
• Restasis® royalty - patented until 2014
• Diquas™ royalty - patented until 2016
LTM 3/31/11
Revenue
$45
$16
$43
$1
Total >$160 Total $105
Pipeline
Products
Four late stage new formulations and product line
extensions
• PROLENSA - BROMDAY extension (NDA preparation)
T-PRED – New formulation (Phase 3)
• BEPOMAX - New formulation (Phase 2)
• BEPOSONE – New formulation (Phase 2)
Other pipeline projects
• OTC Eye Drops for dry eye, bromfenac adjunct for
AMD, strong steroid, ecabet sodium and iganidipine
Three early stage products with significant clinical risk
• AzaSite - blepharitis (Phase 2)
• INS115644 - glaucoma (Phase 1)
• INS117548 - glaucoma (Phase 1)
Sales Force 166 sales representatives
• Product revenue per sales representative ~$1 million
90 sales representatives
• Product revenue per sales representative ~$678,000
(1)
Source: ISTA management projections, Inspire public filings including 2010 Form 10K and the first quarter 2011 Form 10Q
Note: Revenue data for Inspire reflects latest available public information
(1)       Does not include revenue from Restasis  and Diquas royalties.                            Restasis  and Elestat are registered trademarks of Allergan, Inc: Diquas  is a  trademark of Santen Pharmaceutical Co., Ltd.  AzaSite is a registered trademark of Insite Vision Incorporated.

ISTA PHARMACEUTICALS
Wall Street Views on ISTA's
Valuation
Wall Street Views on ISTA's
Valuation

LONG TERM VALUE
UNDERAPPRECIATED
BY INVESTORS
Our $12.00 price target is driven by a sum-of-the-parts DCF analysis; BROMDAY at
$5.00 per share; BEPREVE at $4.00 per share; ISTALOL and VITRASE at $1.00 per share; Bepotastine / pipeline at $2.00 per share with potential upside coming from new patent issuances for BROMDAY and / or BEPREVE formulations and positive
Phase 3 results from the pipeline
RBC– December  16th
SIGNIFICANT
DISCOUNT TO FAIR
VALUE
Our neutral rating on the company is based on a lack of near term fundamental catalysts, but we believe the long-term value of ISTA’s franchise is underappreciated by investors, especially the Bepotastine nasal / combo product in Phase 2 trails
SunTrust– December  16th
ATTRACTIVE UPSIDE
POTENTIAL
We value ISTA’s marketed products at $10.00 per share and Bepotastine for allergic rhinitis at $2.00 per share. Under our upside scenario, current products could be worth $16.00 based on life-cycle extensions and patent grants. We see potential for upside from new patent issuances for BROMDAY, and/or BEPREVE formulations, positive clinical data from the pipeline and/or a partnership for Bepotastine for allergic rhinitis
RBC– December  18th

ISTA PHARMACEUTICALS

Wall Street Views Valeant’s
Proposal as Low
Wall Street Views Valeant’s
Proposal as Low
Given the value of its marketed franchise (Bromday, Istalol and Bepreve), we are not surprised by ISTA's proposal rejection and decision to explore strategic options. ISTA believes that Valeant’s proposal is unjustifiably below comparable historical acquisition multiples and that Valeant does not assign meaningful value to its pipeline, which includes Prolensa (low dose bromfenac, potential entry 2013) and bepotastine / steroid combo (nasal allergy, Mar/April Phase 2 readout).
Stifel Nicolaus – December 16th
With over $160mn in 2011E revenues, supported by a strong market share position o
f the BROMDAY franchise and solid performance of ISTALOL and BEPREVE, ISTA represents a significant ophthalmology entry opportunity.
Stifel Nicolaus – December 16th
PLATFORM FOR
EXPANSION
SIGNIFICANT
DISCOUNT TO
HISTORICAL
ACQUISTION
MULTPLES
We believe the $6.50 offer from Valeant Pharmaceuticals is inadequate for ISTA. On the qualitative front, ISTA is the number three player in the eye prescription business behind giants Alcon and Allergan. The business is solidly positioned for profitability in
2012. Auriga – December 16th
INADEQUATE OFFER
We expect a strategic review to occur, including ISTA’s management soliciting other potential offers. If there is
not an offer greater than $11.00 per share, we expect
ISTA to remain independent.
SunTrust – December 16th

ISTA PHARMACEUTICALS
$25
($20)
$8
$17
$16
$29
($24)
($18)
($12)
($6)
$0
$6
$12
$18
$24
$30
$36
2008A 2009A 2010A 2011E 2012E
$180
$83
$111
$157
$195
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
$250
2008A 2009A 2010A 2011E 2012E
ISTA’s Revenue is Expected to
Grow to $180+ million in 2012
ISTA’s Revenue is Expected to
Grow to $180+ million in 2012

Revenue and Growth Adjusted EBITDA and Growth
• ISTA’S revenue has grown from $83 million in 2008 to an estimated $180 –
$195 million in 2012, a four year CAGR of 21.3% to 23.8%
• As ISTA’s profitability grows, its adjusted EBITDA is expected to reach $25
– $29 million in 2012
4 Year CAGR: 21.3% / 23.8%
($ in millions)
($ in millions)
> $160
Note: 2012E revenue and EBITDA represent management guidance
3 Year CAGR: 45.0% / 52.3%

ISTA PHARMACEUTICALS
ISTA's Pipeline is Full of Lower Risk, New
Formulations of Previously Approved Drugs
ISTA's Pipeline is Full of Lower Risk, New
Formulations of Previously Approved Drugs

Valeant’s offer attributes little to no value to the Company’s promising pipeline
Product / Candidates Potential Launch
Estimated Market
Potential
OTC Tear Product line for dry eye 2012 $300 million
PROLENSA™ 2013 $500 million
T-PRED™ 2014 $150 million
BEPOMAX™ 2015 $400 million
BEPOSONE™ 2015 $2+ billion
Bromfenac for AMD 2016+ $400+ million
Ecabet sodium 2016+ $1.5 billion
Iganidipine 2016+ $2 billion

ISTA PHARMACEUTICALS
Growing Strategic Interest in
Eye Care
Growing Strategic Interest in
Eye Care

ISTA represents the last remaining pure play ophthalmic pharmaceutical company with scale
2007 2011 2008 2009 2010
May 2011:
Merck
acquires
Inspire for
$430 million
(3.2x EV / LTM
Revenue) (1)
Jan. 2010:
Novartis
completes its
acquisition of
Alcon for $49
billion (7.4x
EV / LTM
Revenue)
May 2010:
Valeant
acquires Aton
Pharma for
$345 million
(5.4x EV / LTM
Revenue)
Sept. 2011:
Santen acquires
Novagali Pharma
for $126 million
(LTM Revenue
Multiple: NM)
Sept. 2009:
Abbott acquires
Visogen Inc. for
$400 million
(LTM Revenue
Multiple: NA)
Jan. 2009: Abbot
acquires
Advanced
Medical Optics
for $2.9 billion
(2.4x EV / LTM
Revenue)
May 2007:
Warburg Pincus
acquires Bausch Lomb acquires
and Lomb for
$4.0 billion
(1.7x EV / LTM
Revenue)
Sept. 2009:
Alcon
acquires
ESBATech for
$589 million
(LTM Revenue
Multiple: NA)
Dec. 2009:
Alcon acquires
Optonol for
$180 million
(LTM Revenue
Multiple: NA)
1) Multiple assumes transaction value is net of cash. At transaction value of $430 million reported by Merck on 4/05/2011 multiple is 4.1x LTM revenue
Aug. 2007: Bausch
and Lomb acquires
Soothe XP OTC
product line from
Alimera Sciences
(LTM Revenue
Multiple: NA)
Jan. 2008:
Bausch and
eyeonics, inc.
(LTM Revenue
Multiple: NA)
Sept. 2010:
Bausch and
Lomb acquires
Miochol-E
from Novartis
(LTM Revenue
Multiple: NA)
Oct. 2009:
Sanofi
acquires
Fovea for
$538 million
(LTM Revenue
Multiple: NA)

ISTA PHARMACEUTICALS
Conclusion
Conclusion
• Valeant’s proposal to acquire ISTA at $6.50 per share is grossly inadequate
– Significantly lower than ISTA’s intrinsic value
– Out of line with comparable precedent transactions and peer trading multiples
– Opportunistic in approach and ignores ISTA’s future prospects
– Ignores benefit of synergies to Valeant
• Proposal fails to appreciate areas of upside, including:
– OTC market potential
– Expansion into non-US markets
– Partner for primary care markets
• ISTA’s Board is focused on its fiduciary duty
– Exploring strategic options over the following months to maximize shareholder value

ISTA PHARMACEUTICALS Q&A Session Q&A Session • Vince Anido – President and CEO • Lauren Silvernail – CFO and Vice President, Corporate Development 47

ISTA PHARMACEUTICALS 49 Supplemental Information Supplemental Information

ISTA PHARMACEUTICALS

Company Timeline
Company Timeline
1992 2000 2002 2004 2005 2009 2010
Founded as Advanced
Corneal Systems
Acquired ISTALOL & XIBROM
Name change to
ISTA Pharmaceuticals, Inc.
IPO on NASDAQ
ISTALOL®
VITRASE®
XIBROM™ BEPREVE®
Revenue
>$100 million
BROMDAY™
ISTA
Profitable*
* On an adjusted cash net income basis

ISTA PHARMACEUTICALS
Bromfenac
A Strong Track Record in Meeting NSAID
1
Goals of
Cataract Surgeons
2
Bromfenac
A Strong Track Record in Meeting NSAID
1
Goals of
Cataract Surgeons
2
• Effective anti-inflammatory
activity
• Rapid pain resolution
• Proven safety profile
• Comfortable, well-
tolerated formulation
• Simple dosing regimen
Photo: Uday Devgan, MD, FACS, FRCS
1. NSAID = nonsteroidal anti-inflammatory drug
2.
Donnenfeld  ED, Donnenfeld A. Int Ophthalmol Clin. 2006;46:21-40

ISTA PHARMACEUTICALS
Unique Molecular Structure
Differentiates Bromfenac
Unique Molecular Structure
Differentiates Bromfenac
•Competitive molecules are not
halogenated – lack bromine
•Addition of bromine imparts three
important characteristics to the
bromfenac molecule:
– Enhances lipophilicity and
facilitates penetration into ocular
tissues
1,2
– Increases the duration of analgesic
and anti-inflammatory activity
2,3
– Strongly inhibits COX-2, the primary
mediator for ocular inflammation
4

1. Sancilio LF, et al.
Arzneimittelforschung.
1987;37:513–519. 2. Walsh DA, et al. J Med
Chem.
1984;27:1379–1388.
3. Brown HB, et al. Muscarinic receptor agonists and antagonists. Goodman and Gilman’s The Pharmacological Basis of
Therapeutics.
9th ed.New York: McGraw-Hill; 1996. p. 141–160. 4. Cho, et al. Clin Oph. 2009;3:199-210.
bromfenac chemical
structure

ISTA PHARMACEUTICALS
PROLENSA
Successful Development Complete
PROLENSA
Successful Development Complete
• Safe and efficacious track of XIBROM and BROMDAY led to
development of a lower concentration once-daily dosing of
bromfenac
• Formulation was modified from BROMDAY to allow more
penetration of drug into ocular tissues
– Concentration is decreased while efficacy is maintained
• PROLENSA’s recently completed clinical studies showed a
record difference in proportion of subjects achieving a SOIS of
0 by Day 15 on bromfenac vs. placebo compared to previous
bromfenac studies
– Studies also showed the favorable safety profile of PROLENSA

ISTA PHARMACEUTICALS
•
Launched in Japan by Tanabe Seiyaku Co, Ltd as TALION™.
•
Systemic indication for allergic rhinitis, urticaria, pruritus associated with skin diseases (eczema/dermatitis, prurigo,
pruritus cutaneous).
Bepotastine Besilate
Marketed Compound with Significant History of Safe Use
Bepotastine Besilate
Marketed Compound with Significant History of Safe Use
1. Talion Package Insert, Tanabe Seiyaku Co, Ltd, 2000.
2. Data on file.Senju Ltd. PSUR
More than 850 million patient uses since 2000

ISTA PHARMACEUTICALS
Bepotastine Besilate
Multiple Mechanisms of Action
Bepotastine Besilate
Multiple Mechanisms of Action
• Specific H
1
receptor antagonist
– Lacks significant activity for other
receptors associated with
potentially undesirable side effects
• Stabilizes mast cells
• Inhibits eosinophil terminal
differentiation by suppressing
IL-5 production
– IL-5 is a key factor in promoting
eosinophil activation and
eosinophil-mediated inflammation
• Inhibits LTB-4 induced itch
1. Williams, et al. CRMO 26(10), 2010: 2329-38
H1
H3
alpha 1
alpha 2
beta D2L
5-TH2
M
Bzd

ISTA PHARMACEUTICALS
ISTA's Key Constituency
20,000+ US-Based Physicians
ISTA's Key Constituency
20,000+ US-Based Physicians
• Ophthalmologists
• Optometrists
• Allergists
Physicians write prescriptions for ISTA products that are filled by patients at drug stores, pharmacies, clinics, hospitals,
government agencies, etc.

ISTA PHARMACEUTICALS
Sales and Marketing
Capabilities
Sales and Marketing
Capabilities
• ISTA has a strong, direct sales force of ~165 people calling on 20,000+ US ophthalmologists, optometrists and allergists
• For the last twelve months the sales force has generated >$160 million in revenue or ~$1 million in revenue per sales territory manager
• In addition, the Company has ~45 employees dedicated to various other sales and marketing functions, bringing the total number of sales and marketing employees to ~210 or roughly 62% of the Company’s 340 total employees

ISTA PHARMACEUTICALS
ISTA’s Key Patents and
Applications
ISTA’s Key Patents and
Applications

PRODUCT(S) PATENT(S) AND EXPIRATION KEY CLAIM(S)
BEPREVE
BEPOMAX
BEPOSONE
ISSUED
Exp: Dec 2017 , filed for extension to Sept
2019
Bepotastine API and methods of
mfg.  (composition of matter for
Bepotastine besilate)
APPLICATION
Estimated Exp:  July 2023
Aqueous formulation
BEPOMAX
APPLICATION
Estimated Exp: October 2031
Formulation and use
BEPOSONE
APPLICATION
Estimated Exp: January 2032
Formulation and use
PROLENSA
APPLICATION  (recently allowed)
Estimated Exp:  Jan 2024
Formulation
APPLICATION
Estimated Exp: Jan 2024
Formulation and method of use
Bromfenac adjunctive
therapy
APPLICATION
Estimated Exp:  Feb 2029
Method of use in AMD and ocular
vascular/retinal disorders (also
covered by PROLENSA patent apps)
ISTALOL
ISSUED
Exp: Nov 2018
Method of use in eye drops
T-PRED
APPLICATION
Estimated Exp:  April 2025
Formulation and method of use